Execution Version
AMENDMENT NO. 1 AND LIMITED WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 1 AND LIMITED WAIVER TO CREDIT AGREEMENT, dated as of November 6, 2026 (this “Amendment”), made by and among ORION180 INSURANCE GROUP INC., a Texas corporation (the “Borrower”), the Guarantors party hereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each Lender party hereto constituting the Required Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
    WHEREAS, the Borrower, the Lenders party thereto, the Issuing Banks, the Swingline Lender, the Administrative Agent and the Collateral Agent are party to the Credit Agreement, dated as of May 14, 2026 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);
WHEREAS, pursuant to Section 8.8(b) of the Existing Credit Agreement, the Credit Parties shall not permit the Consolidated Fixed Charge Coverage Ratio, as of the end of the Fiscal Quarter ending September 30, 2026, to be less than 1.15:1.00 (the “Fixed Charge Coverage Ratio Covenant”);
WHEREAS, on September 4, 2026, the Borrower made certain Restricted Payments in an amount equal to $55,000,000 (the “Specified Restricted Payment”);
WHEREAS, the Borrower has requested, solely out of an abundance of caution and as a precautionary measure, that the Required Lenders waive any Default or Event of Default that may have arisen, if any, from any failure to comply with the Fixed Charge Coverage Ratio Covenant with respect to the Fiscal Quarter ending September 30, 2026, solely to the extent attributable to the making of the Specified Restricted Payment, including any Event of Default that may have arisen pursuant to Section 9.1(c) of the Existing Credit Agreement as a result thereof (any such Default or Event of Default, the “Specified Potential Financial Covenant Event of Default”), it being understood and agreed that (i) such request is made without any acknowledgment or admission by the Borrower or any other Loan Party, and without any assertion or contention by the Administrative Agent or any Lender, that any such Default or Event of Default has in fact occurred or is continuing and (ii) the Borrower shall deliver a Compliance Certificate for the Fiscal Quarter ending September 30, 2026, in accordance with Section 7.1(c) of the Credit Agreement, that does not include the Specified Restricted Payment in the calculation of the Consolidated Fixed Charge Coverage Ratio;
WHEREAS, pursuant to Section 7.1(g)(i) of the Existing Credit Agreement, the Borrower is required to deliver notice to the Administrative Agent of any Default or Event of Default promptly upon any Authorized Officer of any Credit Party obtaining knowledge of the occurrence of such Default or Event of Default, and the Borrower has further requested, solely out of an abundance of caution and as a precautionary measure, that the Required Lenders waive any Default or Event of Default that may have arisen, if any, from any failure to deliver such notice with respect to the Specified Potential Financial Covenant Event of Default, including any Event of Default that may have arisen pursuant to Section 9.1(c) of the Existing Credit Agreement as a result thereof (any such Default or Event of Default, the “Specified Potential Notice Event of Default” and, together with the Specified Potential Financial Covenant Event of Default, the “Specified Potential Events of Default”), it being understood and agreed that such request is made without any acknowledgment or admission by the Borrower or any other Loan

Party, and without any assertion or contention by the Administrative Agent or any Lender, that any such Default or Event of Default has in fact occurred or is continuing;
WHEREAS, the Borrower hereby requests and the Required Lenders hereby agree, solely out of an abundance of caution and as a precautionary measure, to waive the Specified Potential Events of Default, if any;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Limited Waiver. Solely with respect to the Fiscal Quarter ending September 30, 2026, the Required Lenders hereby waive the Specified Potential Events of Default and any Default or Event of Default solely to the extent arising therefrom.
Section 2.Amendment. In accordance with Section 11.4 of the Existing Credit Agreement, Section 1.1 of the Existing Credit Agreement shall be, effective as of the Amendment No. 1 Effective Date (as defined below) amended to replace clause (a)(iii) of the definition of “Consolidated Fixed Charge Coverage Ratio” with the following:
“the aggregate amount of Restricted Payments paid in cash to Persons other than Credit Parties during such period (other than Restricted Payments made pursuant to Sections 8.4(a), (b) and (e) and the Restricted Payment made by the Borrower on or about September 4, 2026 in an aggregate amount equal to $55,000,000), minus”
Section 3.Representations and Warranties.
(a)The Borrower represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that this Amendment has been duly executed and delivered by each Credit Party that is a party hereto and that this Amendment and the Credit Agreement constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing;
(b)The Borrower represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:
(i)the representations and warranties of the Borrower and each other Credit Party contained herein and in Article VI of the Credit Agreement are true and correct in all material respects as of the date of this Amendment; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(ii)no Default or Event of Default shall exist after giving effect to this Amendment on the Amendment No. 1 Effective Date.
Section 4.Conditions to Effectiveness.

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied (or waived) in accordance with the terms hereof:
(a)The Administrative Agent shall have received executed counterparts of this Amendment from each of the Credit Parties and Lenders that collectively constitute Required Lenders;
(b)All reasonable expenses (to the extent invoiced at least three (3) Business Days prior to the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower)) required to be paid to the Administrative Agent on the Amendment No. 1 Effective Date shall have been paid, or shall be paid substantially concurrently;
(c)After giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement and Section 3 hereof shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided, that (a) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (b) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(d)Immediately after giving effect to this Amendment, no Default or Event of Default will exist under the Credit Agreement.
Section 5.Counterparts.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record (as defined in 15 USC §7006, as it may be amended from time to time) and may be executed using Electronic Signatures (as defined in 15 USC §7006, as it may be amended from time to time) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper counterpart to this Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart to this Amendment converted into another format, for transmission, delivery and/or retention.
Section 6.Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction, venue and waiver of right to trial by jury provisions in clauses (b), (c) and (d) of Section 11.12 and Section 11.13 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.Effect of Amendment and Reaffirmation.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Borrower and each other Credit Party hereby expressly reaffirms, as of the Amendment No. 1 Effective Date, the prior grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, which Liens shall continue in full force and effect for the benefit of the Collateral Agent, and shall extend to, and shall continue to secure the Loans made and other obligations of the Credit Parties under, the Credit Agreement and the other Credit Documents. Neither the modification of the Existing Credit Agreement effected pursuant to this Amendment, nor the execution, delivery, performance or effectiveness of this Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall be a reference to the Credit Agreement. From and after the Amendment No. 1 Effective Date, this Amendment shall be deemed a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

Section 9.No Novation.
This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the other Credit Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                    ORION180 INSURANCE GROUP INC., as Borrower

By:     /s/ Christoph Birchler
Name:    Christoph Birchler
Title:    Chief Financial Officer
                    ORION180 INSURANCE SERVICES LLC, as a Guarantor

By:     /s/ Christoph Birchler
Name:    Christoph Birchler
Title:    Chief Financial Officer

                    CITON CLAIMS SOLUTIONS, LLC, as a Guarantor

By:     /s/ Christoph Birchler
Name:    Christoph Birchler
Title:    Chief Financial Officer

ORION180 TECHNOLOGIES, LLC, as a Guarantor

By:     /s/ Christoph Birchler
Name:    Christoph Birchler
Title:    Chief Financial Officer

                     JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
    By: /s/ Melena Kolev
    Name: Melena Kolev
    Title: Executive Director

[Signature Page to Amendment No. 1]

[ ],
    as a Lender
    By:
    Name:___________________________________
    Title: ____________________________________

[Signature Page to Amendment No. 1]